September 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated September 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Advisor Class
FREEX	FBREX	FRRSX	FRLAX

Franklin Real Estate Securities Trust	SUMMARY PROSPECTUS
Franklin Real Estate Securities Fund

Investment Goal

Maximize total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 26 in the Fund's Prospectus and under “Buying and Selling Shares” on page 32 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B1	Class C	Advisor Class
Management fees[2]	0.56%	0.56%	0.56%	0.56%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.52%	0.52%	0.52%	0.52%
Acquired fund fees and expenses3, [2]	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.34%	2.09%	2.09%	1.09%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2, [3]	1.33%	2.08%	2.08%	1.08%

1. The Class B maximum annual 12b-1 plan rate consists of a dealer-service fee of 0.25% and an asset based sales charge of 0.75%. Until further notice, the Fund has discontinued payments of the asset based sales charge in order to ensure compliance with FINRA Rule 2830, which sets forth a maximum aggregate sales charge allowed under the rule. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the discontinuation of the payments of the asset-based sales charge.

2. The investment manager has agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (an acquired fund) as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission. This reduction will continue as long as the Fund relies on the exemptive order and is included in all years in the following Example table.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 703	$ 972	$ 1,262	$ 2,084
Class B	$ 611	$ 952	$ 1,319	$ 2,219
Class C	$ 311	$ 652	$ 1,119	$ 2,410
Advisor Class	$ 110	$ 343	$ 595	$ 1,317
If you do not sell your shares:
Class B	$ 211	$ 652	$ 1,119	$ 2,219
Class C	$ 211	$ 652	$ 1,119	$ 2,410

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies operating in the real estate industry, including: companies qualifying under federal tax law as real estate investment trusts (REITs); and companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate (such as real estate operating or service companies, homebuilders, lodging providers, and developers).

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate such as apartments, hotels, industrial properties, office building or shopping centers. REITs typically concentrate on a specific geographic region or property type. While the Fund is not limited to investing in REITs and REIT-like entities, it is expected that the Fund currently will focus on these types of entities. The Fund may also invest up to 20% of its net assets in equity or debt securities of issuers engaged in businesses whose products and services are closely related to the real estate industry; however, the Fund does not expect to invest more than a small portion of its assets, if any, in debt securities. These include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but which have significant real estate holdings (at least 50% of their assets).

The Fund concentrates in securities of companies in the real estate industry, primarily REITs. The Fund currently expects to be invested predominantly in equity securities, primarily common stocks. The Fund may invest up to 10% of its total assets in securities of issuers in any foreign country, developed or developing, and in American, European and Global Depositary Receipts.  The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

When selecting investments for the Fund’s portfolio, the investment manager uses a “bottom-up,” value oriented security selection process that incorporates macro-level views in the evaluation process. The investment manager’s portfolio construction process combines: bottom-up analysis of individual stock and real estate market fundamentals; and top-down macro overlays to provide regional, property type, and company size perspectives in identifying local cyclical and thematic trends that highlight investment opportunities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Real Estate Securities   By concentrating in the real estate industry, the Fund carries much greater risk of adverse developments in the real estate industry than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates, tax and insurance considerations, changes in zoning laws, environmental regulations or hazards, or overbuilding, increases in property taxes and operating expenses or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.

REITs   A REIT's performance depends on the types, values and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	31.39%
Worst Quarter:	Q4'08	-37.80%
As of June 30, 2010, the Fund's year-to-date return was 5.23% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Franklin Real Estate Securities Fund - Class A
Return Before Taxes	10.45%	-7.49%	5.85%
Return After Taxes on Distributions	9.68%	-9.54%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares	6.74%	-6.25%	4.66%
Franklin Real Estate Securities Fund - Class B	13.22%	-7.01%	5.86%
Franklin Real Estate Securities Fund - Class C	15.34%	-7.07%	5.70%
Franklin Real Estate Securities Fund - Advisor Class	17.46%	-6.15%	6.74%
S&P U.S. Property Index (index reflects no deduction for fees, expenses or taxes)	28.59%	-0.18%	10.67%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

WILSON MAGEE   Portfolio Manager of FT Institutional and portfolio manager of the Fund since August 2010.

JACK FOSTER   Senior Vice President of FT Institutional and portfolio manager of the Fund since 2008.

DAVID LEVY   Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Real Estate Securities Fund

Investment Company Act file #811-08034
192 PSUM 09/10	00070442